UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Capitalworks Emerging Markets Acquisition Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2023

Capitalworks Emerging Markets Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36027	98-1598114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 320-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	CMCAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CMCA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 23, 2023, Capitalworks Emerging Markets Acquisition Corp (the “Company”) issued a press release announcing that the extraordinary general meeting of shareholders (the “Meeting”), originally scheduled for Friday, February 24, 2023, is being postponed to Wednesday, March 1, 2023. At the Meeting, shareholders will be asked to vote on proposals to amend the Company’s amended and restated memorandum and articles of association (the “A&R Memorandum and Articles of Association”) to (i) extend the date by which the Company would be required to consummate a business combination from March 3, 2023 to December 3, 2023 (the “Extension Period”) and (ii) permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than December 3, 2023 (including prior to March 3, 2023) (together, the “Charter Amendments”).

As a result of this change, the Meeting will now be held at 4:00 p.m., Eastern Time, on Wednesday, March 1, 2023, via a live webcast at https://www.cstproxy.com/cemac/2023. In addition, CEMAC Sponsor LP, the Company’s sponsor, may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Class A ordinary shares issued in the Company’s initial public offering (“public shares”) beneficially owned by them in connection with the Charter Amendments.

Also, as a result of this change, the Company has extended the deadline for holders of the public shares to submit their shares for redemption in connection with the Charter Amendments to 5:00 p.m. Eastern Time on Monday, February 27, 2023 (the “Redemption Deadline”). Any demand for redemption, once made, may be withdrawn at any time until the Redemption Deadline and, thereafter, with the Company’s consent. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s ordinary shares as of the close of business on January 19, 2023, the record date for the Meeting, are entitled to vote at the Meeting.

As previously disclosed, the Company has identified an Asian reinsurance company (the “Partner”) for an initial business combination. The Company believes that the Partner represents a compelling opportunity for the Company to complete its initial business combination and has entered into a non-binding letter of intent with the Partner. The execution of a definitive business combination agreement is subject to several conditions, including the completion of due diligence and negotiation and preparation of documentation. The Company cannot assure that it will enter into a definitive business combination agreement with Partner, and the Board currently believes that there may not be sufficient time before March 3, 2023 to complete the initial business combination or obtain an automatic three-month extension if the Company has signed a definitive agreement with respect to an initial business combination by March 3, 2023 as currently contemplated by the A&R Memorandum and Articles of Association and the Company’s investment management trust agreement, dated as of November 30, 2021. Accordingly, the Board believes that it is in the best interests of the Company’s shareholders to provide the Company more time to consummate the initial business combination, as well as to provide additional flexibility to wind up the Company’s operations prior to the end of the Extension Period.

If the Company has signed a definitive agreement with respect to an initial business combination by March 3, 2023, the Company intends to cancel the Meeting and will hold another shareholders’ meeting prior to June 3, 2023 in order to seek shareholder approval of a potential business combination or new extension period.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.

These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Charter Amendments, its inability to sign a definitive agreement for the initial business combination by March 3, 2023 and complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the approval of the Charter Amendments. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated February 2, 2023 (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Amendments. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Charter Amendments. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, e-mail: ksmith@advantageproxy.com.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitalworks Emerging Markets Acquisition Corp

Date: February 23, 2023	By:	/s/ Roberta Brzezinski
		Name:	Roberta Brzezinski
		Title:	Chief Executive Officer